Real Property Acquisitions and Development	12 Months Ended
Dec. 31, 2011
Real Property Acquisitions and Development [Abstract]
Real Property Acquisitions and Development

3. Real Property Acquisitions and Development

Genesis Acquisition

On April 1, 2011, we completed the acquisition of substantially all of the real estate assets (147 properties) of privately-owned Genesis HealthCare Corporation. The total purchase price of approximately $2,483,398,000 is comprised of $2,400,000,000 of cash consideration, the fair value of capital lease obligations assumed totaling approximately $75,144,000 and approximately $8,254,000 relating to uncertain tax positions that were assumed in the transaction (see Note 18 for further discussion on such tax positions and the related indemnification received). The total purchase price has been allocated on a preliminary basis in the amounts of $144,091,000 to land and land improvements, $2,331,053,000 to buildings and improvements and $8,254,000 to receivables and other assets. We funded the cash consideration and other associated costs of the acquisition primarily through the proceeds of the offerings of common stock, preferred stock and senior unsecured notes completed in March 2011. Effective April 1, 2011, we began leasing the acquired facilities to Genesis pursuant to a master lease. In addition to rent, the triple-net master lease requires Genesis to pay all operating costs, utilities, real estate taxes, insurance, building repairs, maintenance costs and all obligations under the ground leases. All obligations under the master lease have been guaranteed by FC-GEN Operations Investment, LLC, which was spun-off by Genesis prior to closing the acquisition. The initial term is fifteen years. Genesis has one option to renew for an additional term of fifteen years. The master lease provides that the base rent for the first year is $198,000,000 and will increase at least 1.75% but no more than 3.50% (subject to CPI changes) for each of the years two through six during the initial term and at least 1.50% but no more than 3.00% per year thereafter (subject to CPI changes). We are recognizing rental income based on the minimum rent escalators during the initial term. These properties are reported in our seniors housing triple-net segment.

The following unaudited pro forma consolidated results of operations have been prepared as if the Genesis acquisition had occurred as of January 1, 2010 based on the preliminary purchase price allocations discussed above. Amounts are in thousands, except per share data:

	Year Ended December 31,
	2011	2010
Revenues	$1,454,204	$857,807
Income from continuing operations attributable to common stockholders	$109,068	$81,673
Income from continuing operations attributable to common stockholders per share:
Basic	$0.59	$0.52
Diluted	$0.59	$0.52

Strategic Medical Office Partnership

     On December 31, 2010, we formed a strategic partnership with a national medical office building company (“MOBJV”) whereby the partnership invested in 17 medical office properties. We own a controlling interest in 11 properties and consolidate them. Consolidation is based on a combination of ownership interest and control of operational decision-making authority. We do not own a controlling interest in six properties and account for them under the equity method. Our investment in the strategic partnership provides us access to health systems and includes development and property management resources. The results of operations for this partnership have been included in our consolidated results of operations for 2011 and 2010 and are a component of our medical facilities segment.

     In conjunction with the formation of the partnership, we contributed $225,173,000 of cash, convertible preferred stock valued at $16,667,000, options valued at $2,721,000 and a note payable of $8,333,000 with an interest rate of 6%. MOBJV contributed the properties to the partnership and the secured debt relating to these properties in exchange for their ownership interest in the partnership. The partnership contains certain contingent consideration arrangements ranging from $0 to $35,008,000.  Amounts to be paid are contingent upon certain occupancy and development project performance thresholds.  Of this amount, we recognized $29,439,000 as an estimate of additional purchase consideration based on the probability amounts will be paid by the expiration date of the commitments. Of the amount recognized, $12,500,000 is required to be settled in the Company's common stock upon the achievement of certain performance thresholds. The total purchase price for the assets acquired by the partnership has been allocated to the tangible and identifiable intangible assets and liabilities based upon their respective fair values in accordance with the Company's accounting policies. Goodwill represents the estimated fair value of the future development pipeline expected to be generated. Cash flows from this future pipeline are expected to come from development activities and the ability to perform the management functions at the assets after the properties are developed. The noncontrolling interest relating to the properties is also reflected at estimated fair value. The weighted average useful life of the acquired intangibles was 26.2 years. The following table presents the final allocation of the purchase price to assets and liabilities assumed, based on their estimated fair values (in thousands):

Land and land improvements	$10,240
Buildings and improvements	170,886
Acquired lease intangibles	41,519
Investment in unconsolidated entity	21,321
Goodwill	68,321
Other acquired intangibles	36,439
Cash and cash equivalents	3,873
Restricted cash	107
Receivables and other assets	5,390
Total assets acquired	358,096
Secured debt	61,664
Below market lease intangibles	4,188
Accrued expenses and other liabilities	36,835
Total liabilities assumed	102,687
Redeemable noncontrolling interests	10,848
Preferred stock	16,667
Capital in excess of par	2,721
Net assets acquired	$225,173

Seniors Housing Operating Partnerships

Under the provisions of the REIT Investment Diversification and Empowerment Act of 2007 (“RIDEA”), for taxable years beginning after July 30, 2008, we may lease “qualified health care properties” on an arm's-length basis to our taxable REIT subsidiary (“TRS”) if the property is operated on behalf of such subsidiary by a person who qualifies as an eligible independent contractor (“EIK”). A “qualified health care property” includes real property and any personal property that is, or is necessary or incidental to the use of, a hospital, nursing facility, assisted living facility, congregate care facility, qualified continuing care facility, or other licensed facility which extends medical or nursing or ancillary services to patients. The “qualified health care properties” are operated by an EIK under a management agreement. The lease agreement required under RIDEA between us and our TRS is eliminated for accounting purposes in consolidation.

During 2010, we entered into two partnerships that were structured under RIDEA, and during 2011, we entered into three additional partnerships that were structured under RIDEA and added certain properties to existing RIDEA structured investments. Resident level rents and related operating expenses for these facilities are reported in the consolidated financial statements and are subject to federal taxes as the operations of such facilities are included in our TRS. The results of all such partnerships and acquisitions have been included in our consolidated results of operations from the acquisition date and are a component of our senior housing operating segment. Consolidation of all such partnerships is based on a combination of ownership interest and control of operational decision-making authority. The weighted average useful life of the acquired intangibles was 2.4 years at December 31, 2011.

Merrill Gardens Partnership

     During the three months ended September 30, 2010, we completed the formation of our partnership with Merrill Gardens LLC to own and operate a portfolio of 38 combination seniors housing and care communities located primarily in West Coast markets. We own an 80% partnership interest and Merrill Gardens owns the remaining 20% interest and continues to manage the communities. The partnership owns and operates 13 communities previously owned by us and 25 communities previously owned by Merrill Gardens.

     In conjunction with the formation of the partnership, we contributed $254,885,000 of cash and the 13 properties previously owned by us, and the partnership assumed the secured debt relating to these properties. Merrill Gardens contributed the remaining 25 properties to the partnership and the secured debt relating to these properties in exchange for their 20% interest in the partnership. The 13 properties are recorded at their historical carrying values and the noncontrolling interest was established based on such values. The difference between the fair value of the consideration received relating to these properties and the historical allocation of the 20% noncontrolling interest was recorded in capital in excess of par value. During December 2011, the partnership acquired nine new communities previously owned by Merrill Gardens.   In conjunction with the transaction, we contributed $163,064,000 of cash in exchange for our 80% interest and  Merrill Gardens contributed the nine communities and the secured debt relating to these properties in exchange for their 20% interest.  The total purchase price for the communities acquired has been allocated to the tangible and identifiable intangible assets and liabilities based upon their respective fair values in accordance with our accounting policies.

Benchmark Partnership

During March 2011, we completed the formation of our partnership with Benchmark Senior Living to own and operate a portfolio of 34 seniors housing communities located in New England. We own a 95% partnership interest and Benchmark owns the remaining 5% interest and continues to manage the communities. The 34 communities included in the partnership were previously owned by The GPT Group and Benchmark. In conjunction with the formation of the partnership, we contributed $383,356,000 of cash. Benchmark contributed its interests in the 34 properties to the partnership and the secured debt relating to these properties in exchange for its 5% interest in the partnership. The total purchase price for the communities acquired has been allocated to the tangible and identifiable intangible assets and liabilities as well as the noncontrolling interests based upon their respective fair values in accordance with our accounting policies.

Other Partnerships

During 2010 and 2011, in addition to the investments above, we invested through similar partnerships structured under RIDEA in nine and 21 properties, respectively. Our ownership position in these partnerships ranges from 90% to 95% and all are consolidated by us in the financial statements.

The following table presents the aggregated final purchase price allocations of the assets acquired and liabilities assumed for all seniors housing operating partnership transactions for the periods presented (in thousands):

	Year Ended December 31,
	2011	2010
Land and land improvements	$112,350	$75,620
Buildings and improvements	1,512,764	686,911
Acquired lease intangibles	122,371	63,757
Investment in unconsolidated entities	14,960	0
Cash and cash equivalents	38,952	8,532
Restricted cash	20,699	5,899
Receivables and other assets	901	14,399
Total assets acquired	1,822,997	855,118
Secured debt	796,273	305,167
Accrued expenses and other liabilities	44,483	8,270
Total liabilities assumed	840,756	313,437
Capital in excess of par	6,017	43,641
Noncontrolling interests	69,984	107,774
Net assets acquired	$906,240	$390,266

Real Property Investment Activity

     The following is a summary of our real property investment activity for the periods presented (in thousands):

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
Real property acquisitions:
Seniors housing triple-net	$3,320,664	$1,028,529	$11,650
Seniors housing operating	1,747,485	816,000	0
Medical facilities(1)	610,843	626,414	56,023
Land parcels	19,084	4,300	0
Total acquisitions	5,698,076	2,475,243	67,673
Less: Assumed debt	(961,928)	(559,508)	0
Assumed other items, net	(210,411)	(208,314)	0
Cash disbursed for acquisitions	4,525,737	1,707,421	67,673
Construction in progress additions:
Seniors housing triple-net	182,626	85,993	333,572
Medical facilities	165,593	252,594	221,760
Total construction in progress additions	348,219	338,587	555,332
Less: Capitalized interest	(13,164)	(20,320)	(40,969)
Accruals(2)	(33,451)	(11,435)	(21,466)
Cash disbursed for construction in progress	301,604	306,832	492,897
Capital improvements to existing properties	77,781	59,923	38,389
Total cash invested in real property	$4,905,122	$2,074,176	$598,959

(1)	Includes $318,608,000 relating to acquisitions of 12 medical facilities that closed in the fourth quarter of 2011. The allocation of the purchase price consideration is preliminary and subject to change.
(2)	Represents non-cash accruals for amounts to be paid in future periods relating to properties that converted in the period noted above.

     The following is a summary of the construction projects that were placed into service and began generating revenues during the periods presented:

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
Development projects:
Seniors housing triple-net	$114,161	$273,034	$550,504
Medical facilities	355,935	162,376	183,127
Total development projects	470,096	435,410	733,631
Expansion projects	45,414	3,216	4,288
Total construction in progress conversions	$515,510	$438,626	$737,919

Transaction costs for the year ended December 31, 2011 primarily represent costs incurred with the Genesis acquisition and seniors housing operating partnerships and medical facilities purchases (including due diligence costs, fees for legal and valuation services, and termination of pre-existing relationships computed based on the fair value of the assets acquired), lease termination fees and costs incurred in connection with the new property acquisitions.

At December 31, 2011, future minimum lease payments receivable under operating leases (excluding properties in our seniors housing operating partnerships and excluding any operating expense reimbursements) are as follows (in thousands):

2012	$931,680
2013	923,885
2014	876,401
2015	846,878
2016	836,858
Thereafter	6,163,444
Totals	$10,579,146